FIRST AMENDMENT TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into as of September 30, 2025, by and between Bowman Consulting Group Ltd. (the "Company") and Robert Hickey (the "Executive").

WHEREAS, the Company and the Executive entered into an Amended and Restated Executive Employment Agreement dated August 22, 2024 (the "Employment Agreement"); and

WHEREAS, the Company and the Executive desire to amend the Employment Agreement in part as specifically set forth herein and to ratify and reaffirm the Employment Agreement in all other respects.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the Company and Executive hereby agree as follows.

Section 1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Employment Agreement.

Section 2. Amendment to Section 2. Section 2 of the Employment Agreement is hereby amended and restated in its entirety by substituting the following in lieu thereof:

> "The Company agrees to employ Executive, and Executive agrees to serve the Company, on the terms and conditions set forth herein. The term of employment commenced on May 11, 2021 (the "Effective Date") and continues until December 31, 2024 (the "Initial Term"). The term of employment shall automatically renew for one-year periods beginning on December 31, 2024 (each, a "Renewal Term"), unless either the Executive or the Company delivers a written notice of nonrenewal to the other party at least fifteen (15) days prior to such Renewal Term (the Initial Term together with each Renewal Term, are referred to as the "Term of Employment"). "

Section 3. Ratification and Reaffirmation. All other provisions of the Employment Agreement are hereby ratified and reaffirmed and shall remain in full force and effect.

Section 4. **Board Approval**. This Amendment shall be subject to ratification by the Board of Directors or a Committee thereof which shall occur no later than November 15, 2025.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

BOWMAN CONSULTING GROUP LTD.

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Gary Bowman
Chief Executive Officer

EXECUTIVE

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Robert Hickey